SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 8, 2008

	Registrant, State of Incorporation, Address of	I.R.S. Employer
Commission File	Principal Executive Offices and Telephone	Identification
Number	Number	Number

1-08788	SIERRA PACIFIC RESOURCES	88-0198358
Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

2-28348	NEVADA POWER COMPANY	88-0420104
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 367-5000

0-00508	SIERRA PACIFIC POWER COMPANY	88-0044418
Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011
None

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURES

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 8, 2008, the Board of Directors of Sierra Pacific Resources (Company) approved the Compensation Committee’s recommendation to adopt the 2008 Officer Compensation Program for the Company.  Data from Towers Perrin’s Philadelphia Compensation practice was used to provide guidance in setting officer compensation.  The 2008 Officer Compensation Program consists of (1) an annual salary set at between 50% and 70% of the range of companies in the peer group, (2) target participation rates for cash awards under the Sierra Pacific Resources 2008 Short Term Incentive Plan (STIP) ranging from 50% to 95% of base salary depending upon officer level, and (3) value ranges for grants under the Sierra Pacific Resources Long Term Incentive (LTIP) plan.  In reaching its decision to recommend adoption of the 2008 Officer Compensation Program, the Compensation Committee consulted with its independent consultant, Towers Perrin.

2008 Officer Cash Compensation

The Board also accepted the Compensation Committee’s recommendation to approve the 2008 STIP structure for officers of the Company.  The 2008 STIP structure for officers has a weighting of 75% for performance against the STIP scorecard, with the other 25% of this award based upon an individual performance assessment.  The STIP scorecard places a 35% weight on Corporate Financial Performance, 35% weight on Customer Perception and 30% weight on aggregate Business Unit performance.  The Committee will continue its practice of reviewing and approving final STIP payments to all officers.  Performance against the Company’s STIP scorecard is measured by the end of the Fiscal year by the Company’s Finance organization and results are subjected to internal audit prior to being sent to the CEO and the Committee.  The Committee approved the STIP measures and targets for the Officer group.

The Board approved the Committee’s recommended 2008 base salaries and 2008 STIP targets (expressed as a percentage of base salary) for the following officers:

Name and Title	2008 Base Salary	2008 STIP % Target

Michael Yackira	$700,000	95%
William Rogers	$420,000	50%
Jeffrey Ceccarelli	$368,000	50%
Paul Kaleta	$365,000	50%
Roberto Denis	$345,000	50%

2008 Officer Equity Compensation

On February 8, 2008, the Board of Directors of the Company accepted the Compensation Committee’s recommendation to approve Long Term Incentive Plan (LTIP) equity grants to executive officers with the following values:

Name and Title	2008 LTIP Grant Value

Michael Yackira	$1,400,000
William Rogers	$630,000
Jeffrey Ceccarelli	$552,000
Paul Kaleta	$547,500
Roberto Denis	$517,500

Two thirds of the equity grants under the LTIP plan will be awarded as performance shares against a Total Shareholder Return (TSR) measured against the S&P Electric Utility index.  One third of the equity grant under the LTIP plan will be awarded as performance based restricted shares measured against a three year aggregate score of the STIP.

The TSR-based performance shares will vest, if at all, at the end of a three year period based on a comparison of the Company’s TSR to other companies on the S&P Electric Utility index.  No shares will vest if the Company’s TSR is below the 35th percentile on this index, 50% of the grant will vest if the TSR is at the 35th percentile, 100% will vest if the TSR is at the 50th percentile and 150% will vest if the TSR is at or above the 75th percentile.

The Committee approved “freezing” the Supplemental Executive Retirement Program (SERP) to new participants.  Only the nine named actively employed SERP participants will be allowed to participate in this program; newly hired officers will not be allowed to participate in SERP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

Sierra Pacific Resources (Registrant)
Date: February 14, 2008	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer

Nevada Power Company (Registrant)
Date: February 14, 2008	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer

Sierra Pacific Power Company (Registrant)
Date: February 14, 2008	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer